Exhibit 10.1

AMENDMENT TO EMPLOYMENT AGREEMENT

This Amendment, dated July 27, 2023 and effective as of August 1, 2023 (the “Effective Date”) (this “Amendment”), to the Employment Agreement, dated February 1, 2015 (the “Agreement”), is entered into by and between bioAffinity Technologies Inc. (the “Company”) and Maria Zannes (the “Employee”). Capitalized terms used herein without definition shall have the meanings assigned in the Agreement.

WHEREAS, the parties desire to amend the Agreement as set forth below.

NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree to amend the Agreement as follows:

1. The first sentence of Section 4 of the Agreement is hereby deleted and replaced with the following:

“During the Employment Term, the Company shall pay Employee a base salary at the annual rate of Two Hundred Sixty Thousand Dollars ($260,000.00) per year, effective August 1, 2023, or such higher rate as may be determined from time-to-time by the Company (“Base Salary”).”

2. All other terms of the Agreement shall remain in full force and effect. The Agreement, as amended by this Amendment, constitutes the entire agreement between the parties with respect to the subject matter thereof.

3. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but both of which together shall constitute one and the same instrument.

4. This Amendment is made and shall be construed and performed under the laws of the remaining provisions will nevertheless continue to be valid and enforceable in the State of New York without regard to its choice or conflict of law principles.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

BIOAFFINITY TECHNOLOGIES INC.

By:	/s/ Michael Dougherty
Name:	Michael Dougherty
Title:	Chief Financial Officer

/s/ Maria Zannes
Maria Zannes

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